                                                                    EXHIBIT 99.1

CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED BALANCE SHEET
CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                           MAY 2002

                                                                 Ending Balance
                                                                     5/31/02
                                                                ----------------
ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                       11,827,388
     Accounts receivable                                                894,639
     Inventories                                                              -
     Prepaid expenses and other current assets                           88,538
                                                                  -------------
               Total current assets                                  12,810,565

Net property, plant and equipment                                       487,725

Other assets                                                          7,776,563
                                                                  -------------
                                                                     21,074,853
                                                                  =============


LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIENCY)
Current liabilities:

     Credit facility                                                          0
     Current portion long-term debt                                  74,265,000
     Accounts payable                                                35,398,708
     Accrued expenses                                                17,879,700
     Income taxes payable
                                                                      6,278,219
                                                                  -------------
          Total current liabilities                                 133,821,627

Current assets in excess of reorganization value                     21,815,157


Stockholders' equity (deficiency):
     Common stock                                                    17,553,048
     Additional paid in capital                                       4,436,788
     Unearned compensation                                             (100,971)
     Retained deficit                                              (155,972,199)
     Cumulative currency translation adjustment                        (478,597)
                                                                  -------------
           Total stockholders' equity (deficiency)                 (134,561,931)
                                                                  -------------
                                                                     21,074,853
                                                                  =============

CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED INCOME STATEMENT
CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                         MAY 2002

                                                           ---------------------------------------------
                                                                                       17 Months

                                                             Month of May 2002      Jan `01-May `02
                                                           ---------------------------------------------
Net revenue                                                                                  65,869,367
Cost of sales                                                                                51,968,750
                                                           --------------------------------------------
Gross profit                                                                   -             13,900,617

Selling, general and administrative expenses                             520,668             20,900,822
Royalty income                                                                 -              5,478,479
Restructuring and other unusual charges                                  107,068              4,304,673
                                                           --------------------------------------------

Earnings from operations                                                (627,736)            (5,826,399)

Interest expense                                                         399,950             16,119,826
Other (income) expense, net                                              176,266            (27,193,085)
                                                           --------------------------------------------

Net income before income tax                                          (1,203,952)             5,246,860

Income tax expense                                                             -                992,535
                                                           --------------------------------------------

Net income                                                            (1,203,952)             4,254,325
                                                           ============================================

CVEO Corporation f/k/a Converse Inc.
Shedule of Cash Receipts & Disbursements Form MOR1
$=thousands

                                             -------------------------------------------
                                             Prior Month   Actual           Total
                                             Cumulative    5/1/02-5/31/02   Cumulative
CASH RECEIPTS:
Domestic Accounts                                33,502                        33,502
Outlet Stores                                     4,740                         4,740
Int'l Distributors                               15,747                        15,747
Royalty Receipts                                  3,989                         3,989
Auction Fixed Assets                              1,026                         1,026
Interest Receipts                                   435             20            455
Other Receipts                                    2,600            109          2,709

   TOTAL RECEIPTS                                62,039            129         62,168

DISBURSEMENTS:
Accounts Payable
   Raw Materials                                    389                           389
   Duties/Customs                                 2,124                         2,124
   Other Disbursements                           10,314            149         10,463
   Traffic                                        1,321                         1,321
   Advertising/Mktg                                 384                           384
   Player Contracts                                 101                           101
   Rent                                             778                           778
   Capital Expenditures                               -                             -
   Float Adjustment                                                                 -
                                                                                    -
Total Accounts Payable                           15,411            149         15,560
                                                                                    -
Foreign Fnshd Gds-L/C                            19,453                        19,453
Payroll/Benefits                                 11,981            208         12,189
Tax Payments                                      3,947             61          4,008
Japan                                               132                           132
Singapore                                           219                           219
Other                                             2,858                         2,858
Restructuring Fees                                5,090            233          5,323

     TOTAL CASH DISBURSEMENTS                    59,091            651         59,742
-------------------------------------------------------------------------------------
NET CASH REC/DSB
BEFORE BA FIN                                     2,948           (522)         2,426
-------------------------------------------------------------------------------------

ADD  BA FINANCING                                16,212                        16,212
LESS BA MATURITY                                 26,912                        26,912

-------------------------------------------------------------------------------------
NET CASH REC/DSB                                 (7,752)          (522)        (8,274)
-------------------------------------------------------------------------------------

Proceeds Sale of Assets                          93,750                        93,750
                                                   (566)                         (566)
INTEREST/FEES;
   BANKS                                          1,685                         1,685
   NOTEHOLDERS                                    1,965                         1,965
   CONVERTIBLE NOTES                                                                -
   DIP FEE                                          643                           643
                                                                                    -
BT Loan Payoff                                   37,039                        37,039
Secured Notes Payoff                             29,713                        29,713
REVOLVER BALANCE                                      -                             -

CVEO Corporation f/k/a Converse Inc.
Shedule of Cash Receipts & Disbursements Form MOR1 (Continued)
$=thousands

                                             -----------------------------------------
                                             Prior Month   Actual           Total
                                             Cumulative    5/1/02-5/31/02   Cumulative

NET CASH ACTIVITY                                16,715          (522)         16,193
LETTERS OF CREDIT
          ADD:                                    9,686                         9,686
          SUBTRACT:                              19,450                        19,450
TOTAL L/C                                        (3,710)                       (3,710)

BA REFINANCING
          ADD:                                   16,212                        16,212
          SUBTRACT:                              53,348                        53,348
TOTAL B/A REFINANCING                                 -                             -

STANDBY L/C                                         919                           919

TOTAL LINE UTILIS./CASH BALANCE                  12,086         11,564         11,564
                                             ----------------------------------------